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[AC NIELSEN LETTERHEAD]

                                    CONSENT

We hereby consent to the use of information from our monthly reports "Audit Report Beer and Soft Drink", covering the period January 2000 to December 2002, on Form 20-F of Quilmes Industrial (QUINSA Societe Anonyme). We further consent to the use of our name in such Form 20-F, and to the filing of this consent as an exhibit thereto and to the incorporation of this consent into any registration statement that Quinsa may file.



/s/ [ILLEGIBLE]
A.C. Nielsen de Colombia S.A. Sucursal Uruguay
Adrian Sarrica
Apoderado